(a)(60)

AMENDMENT NO. 51

TO AMENDED AND RESTATED DECLARATION OF TRUST

OF VOYA MUTUAL FUNDS

THIS AMENDMENT NO. 51 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF VOYA MUTUAL FUNDS is made as of May 22, 2014, by the undersigned, constituting a majority of the Trustees of Voya Mutual Funds (the “Trust”).

WHEREAS, the Amended and Restated Declaration of Trust (“Declaration of Trust”) adopted as of June 3, 2004, designated certain series of Interests of the Trust; and

WHEREAS, pursuant to Section 9.03 of the Declaration of Trust, the Board of Trustees has authorized an amendment to the Declaration of Trust to establish one additional class for Voya Global Real Estate Fund, to be known as follows:

Voya Global Real Estate Fund — Class R6

NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust as follows:

The first two sentences of Section 8.08 of the Declaration of Trust are hereby amended and restated to read in full as follows:

“The Trustees may establish and designate series of Interests in accordance with the provisions of Section 6.01 hereof.  The Trustees hereby establish and designate the series shown in the chart below under the heading “Series,” and establish and designate the classes of each such series shown in the chart below under the heading “Classes”:

Series	Classes
ING Asia-Pacific Real Estate Fund	ING Asia-Pacific Real Estate Fund — Class A
ING Asia-Pacific Real Estate Fund — Class B
ING Asia-Pacific Real Estate Fund — Class C
ING Asia-Pacific Real Estate Fund — Class I

Voya Diversified Emerging Markets Debt Fund	Voya Diversified Emerging Markets Debt Fund — Class A
Voya Diversified Emerging Markets Debt Fund — Class C
Voya Diversified Emerging Markets Debt Fund — Class I
Voya Diversified Emerging Markets Debt Fund — Class W

Series	Classes
Voya Diversified International Fund	Voya Diversified International Fund — Class A
Voya Diversified International Fund — Class B
Voya Diversified International Fund — Class C
Voya Diversified International Fund — Class I
Voya Diversified International Fund — Class O
Voya Diversified International Fund — Class R
Voya Diversified International Fund — Class W

Voya Emerging Markets Equity Dividend Fund	Voya Emerging Markets Equity Dividend Fund — Class A
Voya Emerging Markets Equity Dividend Fund — Class B
Voya Emerging Markets Equity Dividend Fund — Class C
Voya Emerging Markets Equity Dividend Fund — Class I
Voya Emerging Markets Equity Dividend Fund — Class O
Voya Emerging Markets Equity Dividend Fund — Class R
Voya Emerging Markets Equity Dividend Fund — Class W

ING European Real Estate Fund	ING European Real Estate Fund — Class A
ING European Real Estate Fund — Class B
ING European Real Estate Fund — Class C
ING European Real Estate Fund — Class I

Voya Global Bond Fund	Voya Global Bond Fund — Class A
Voya Global Bond Fund — Class B
Voya Global Bond Fund — Class C
Voya Global Bond Fund — Class I
Voya Global Bond Fund — Class O
Voya Global Bond Fund — Class P
Voya Global Bond Fund — Class R
Voya Global Bond Fund — Class R6
Voya Global Bond Fund — Class W

Voya Global Equity Dividend Fund	Voya Global Equity Dividend Fund — Class A
Voya Global Equity Dividend Fund — Class B
Voya Global Equity Dividend Fund — Class C
Voya Global Equity Dividend Fund — Class I
Voya Global Equity Dividend Fund — Class O
Voya Global Equity Dividend Fund — Class R
Voya Global Equity Dividend Fund — Class W

Series	Classes
Voya Global Natural Resources Fund	Voya Global Natural Resources Fund — Class A
Voya Global Natural Resources Fund — Class B
Voya Global Natural Resources Fund — Class C
Voya Global Natural Resources Fund — Class I
Voya Global Natural Resources Fund — Class R
Voya Global Natural Resources Fund — Class W

Voya Global Opportunities Fund	Voya Global Opportunities Fund — Class A
Voya Global Opportunities Fund — Class B
Voya Global Opportunities Fund — Class C
Voya Global Opportunities Fund — Class I
Voya Global Opportunities Fund — Class R
Voya Global Opportunities Fund — Class W

Voya Global Perspectives Fund	Voya Global Perspectives Fund — Class A
Voya Global Perspectives Fund — Class C
Voya Global Perspectives Fund — Class I
Voya Global Perspectives Fund — Class R
Voya Global Perspectives Fund — Class W

Voya Global Real Estate Fund	Voya Global Real Estate Fund — Class A
Voya Global Real Estate Fund — Class B
Voya Global Real Estate Fund — Class C
Voya Global Real Estate Fund — Class I
Voya Global Real Estate Fund — Class O
Voya Global Real Estate Fund — Class R
Voya Global Real Estate Fund — Class R6
Voya Global Real Estate Fund — Class W

ING Index Plus International Equity Fund	ING Index Plus International Equity Fund — Class A
ING Index Plus International Equity Fund — Class B
ING Index Plus International Equity Fund — Class C
ING Index Plus International Equity Fund — Class I
ING Index Plus International Equity Fund — Class O
ING Index Plus International Equity Fund — Class R
ING Index Plus International Equity Fund — Class W

ING International Capital Appreciation Fund	ING International Capital Appreciation Fund — Class A
ING International Capital Appreciation Fund — Class B
ING International Capital Appreciation Fund — Class C
ING International Capital Appreciation Fund — Class I
ING International Capital Appreciation Fund — Class R
ING International Capital Appreciation Fund — Class W

Voya International Core Fund	Voya International Core Fund — Class I

Series	Classes
Voya International Core Fund — Class W

ING International Equity Dividend Fund	ING International Equity Dividend Fund — Class A
ING International Equity Dividend Fund — Class B
ING International Equity Dividend Fund — Class C
ING International Equity Dividend Fund — Class I
ING International Equity Dividend Fund — Class W

Voya International Real Estate Fund	Voya International Real Estate Fund — Class A
Voya International Real Estate Fund — Class B
Voya International Real Estate Fund — Class C
Voya International Real Estate Fund — Class I
Voya International Real Estate Fund — Class R
Voya International Real Estate Fund — Class W

Series	Classes
Voya International Value Equity Fund	Voya International Value Equity Fund — Class A
Voya International Value Equity Fund — Class B
Voya International Value Equity Fund — Class C
Voya International Value Equity Fund — Class I
Voya International Value Equity Fund — Class R
Voya International Value Equity Fund — Class W

Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager Emerging Markets Equity Fund — Class A
Voya Multi-Manager Emerging Markets Equity Fund — Class B
Voya Multi-Manager Emerging Markets Equity Fund — Class C
Voya Multi-Manager Emerging Markets Equity Fund — Class I
Voya Multi-Manager Emerging Markets Equity Fund — Class R
Voya Multi-Manager Emerging Markets Equity Fund — Class W

Voya Multi-Manager International Equity Fund	Voya Multi-Manager International Equity Fund — Class A
Voya Multi-Manager International Equity Fund — Class B
Voya Multi-Manager International Equity Fund — Class C
Voya Multi-Manager International Equity Fund — Class I
Voya Multi-Manager International Equity Fund — Class O
Voya Multi-Manager International Equity Fund — Class R
Voya Multi-Manager International Equity Fund — Class W

Voya Multi-Manager International Small Cap Fund	Voya Multi-Manager International Small Cap Fund — Class A
Voya Multi-Manager International Small Cap Fund — Class B
Voya Multi-Manager International Small Cap Fund — Class C
Voya Multi-Manager International Small Cap Fund — Class I
Voya Multi-Manager International Small Cap Fund — Class O

Series	Classes
Voya Multi-Manager International Small Cap Fund — Class R
Voya Multi-Manager International Small Cap Fund — Class W

Voya Russia Fund	Voya Russia Fund — Class A
Voya Russia Fund — Class B
Voya Russia Fund — Class C
Voya Russia Fund — Class I
Voya Russia Fund — Class R
Voya Russia Fund — Class W”

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

/s/ Colleen D. Baldwin	/s/ Russell H. Jones
Colleen D. Baldwin, as Trustee	Russell H. Jones, as Trustee

/s/ John V. Boyer	/s/ Patrick W. Kenny
John V. Boyer, as Trustee	Patrick W. Kenny, as Trustee

/s/ Patricia W. Chadwick	/s/ Shaun P. Mathews
Patricia W. Chadwick, as Trustee	Shaun P. Mathews, as Trustee

/s/ Albert E. DePrince, Jr.	/s/ Joseph E. Obermeyer
Dr. Albert E. DePrince, Jr., as Trustee	Joseph E. Obermeyer, as Trustee

/s/ Peter S. Drotch	/s/ Sheryl K. Pressler
Peter S. Drotch, as Trustee	Sheryl K. Pressler, as Trustee

/s/ J. Michael Earley	/s/ Roger B. Vincent
J. Michael Earley, as Trustee	Roger B. Vincent, as Trustee